WRITTEN CONSENT OF THE
                              BOARD OF DIRECTORS OF
                       TRANSAMERICA LIFE INSURANCE COMPANY

                                  June 13, 2008

The undersigned, being all of the Directors of Transamerica Life Insurance Company, an Iowa corporation (hereafter referred to as the "Company"), acting as authorized in Section 490.821 of the Iowa Business Corporation Act and Article II, Section 8, of the Company's Bylaws, HEREBY ADOPT, unanimously, the following resolutions by Written Consent and authorize the actions therein to be taken by the Company upon the filing of the Written Consent in the Minute Book of the
Company:


         RESOLVED, that the Board of Directors of the Company hereby approves the terms and form, in substantially the form which attached hereto and made a part of this Written Consent, of the Plan of Merger by and between Transamerica Occidental Life Insurance Company ("TOLIC") and Transamerica Life Insurance Company ("TLIC"), wherein TLIC will be the surviving corporation, and that the effective date of the merger will be October 1, 2008, or such later date as the appropriate regulatory authorities have approved such merger.

         FURTHER RESOLVED, that the Plan of Merger be submitted and recommended for approval to the sole shareholder of the Company.

         FURTHER RESOLVED, that the officers of the Company be and they are hereby authorized to take such actions and execute such documents as they may deem necessary to effectuate the aforestated Agreement.

                         -----------------------------

         WHEREAS, it will be necessary to execute and file certain documents with the various state insurance departments to reflect the aforementioned merger; and

         WHEREAS, the Company desires to avoid having to adopt separate individual resolutions for each state in the future.

         NOW, THEREFORE, BE IT RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of the Company be and they are hereby authorized to execute and file any such documents which are required to be filed with any state insurance department in connection with the merger of TOLIC into TLIC; and

         FURTHER RESOLVED, that, if with respect to any state insurance department, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted by this Written Consent; and the Secretary or an Assistant Secretary of the Company is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to and adopted by this Written Consent.


This Written Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Written Consent.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent of the Board of Directors of Transamerica Life Insurance Company as of the date first hereinabove set forth.


/s/ Brenda K. Clancy                /s/ Arthur C. Schneider
    Brenda K. Clancy                    Arthur C. Schneider

/s/ Kenneth Kilbane                /s/ Craig D. Vermie
    Kenneth Kilbane                    Craig D. Vermie

/s/ Mark W. Mullin
    Mark W. Mullin

                               ARTICLES OF MERGER
                                       OF
                       TRANSAMERICA LIFE INSURANCE COMPANY
                               AN IOWA CORPORATION
                                       AND
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                              AN IOWA CORPORATION.


Pursuant to the provisions of Section 490.1102 of the Iowa Business Corporation Act, Transamerica Life Insurance Company, an Iowa corporation (TLIC), hereby merges Transamerica Occidental Life Insurance Company, an Iowa corporation (`TOLIC') into TLIC on the following terms and conditions:

          1. TLIC and TOLIC are hereby merged in accordance with the terms of, and in the manner set forth in, the Plan of Merger attached hereto as Exhibit A and incorporated herein by reference effective October 1, 2008. The name of the surviving corporation is "Transamerica Life Insurance Company". The Articles of
               Incorporation of TLIC shall continue as the Articles of Incorporation of the surviving corporation.

          2. The Plan of Merger was approved by resolution adopted by the Boards of Directors of TLIC and TOLIC and by resolution adopted by the Shareholders of TLIC and TOLIC and the performance of its terms were duly authorized by all action required by the laws of the State of Iowa and by the articles of incorporation of TOLIC and TLIC.

          3. TOLIC has Common Stock outstanding, par value $12.50 per share, all of which are owned by Transamerica International Holdings, Inc. and Voting Preferred Stock outstanding, par value $12.50 per share, all of which are owned by Transamerica Corporation. There are no shares of any other class of capital stock of TOLIC outstanding.

          4. TLIC has Common Stock outstanding, par value $10.00 per share, alt of which are owned by Transamerica Occidental Life Insurance Company, and Series B Preferred Stock outstanding, par value $10.00 per share, aD of which are owned by AEGON USA, LLC.

          5. The executed Plan of Merger is on file at the principal place of business of TLIC, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

         CORPORATE SEAL                           TRANSAMERICA LIFE
         Attest:                                  INSURANCE COMPANY


         /s/Craig D. Vermie                       /s/Brenda K. Clancy

         Craig D. Vermie                             Brenda K. Clancy
         Secretary                                   President    Date: 7-2-08


         CORPORATE SEAL                           TRANSAMERICA OCCIDENTAL
         Attest:                                  LIFE INSURANCE COMPANY

         Craig D. Vermie                          James M. Flewellen
         Secretary                                President      Date:




         STATE OF IOWA     )
                                    ) ss
         COUNTY OF LINN    )

                  I, /s/LUANN ROBY, a Notary Public, do hereby certify that on July 2, 2008, personally appeared before me Brenda K. Clancy, who being by me first duly sworn, declared that she is the President of Transamerica Life Insurance Company, that she signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)                        /s/ LUANN ROBY
                                                ----------------------
                                                Notary Public
                                                My Commission Expires:  4-8-2010

         STATE OF CALIFORNIA        )
                                    ) ss
         COUNTY OF LOS ANGELES      )


         I, _______________, a Notary Public, do hereby certify that on ____________, 2008, personally appeared before me James M. Flewellen, who being by me first duty sworn, declared that he is the President of Transamerica Occidental Life Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         CORPORATE SEAL                                 TRANSAMERICA LIFE
         Attest:                                        INSURANCE COMPANY

         Craig D. Vermie                                Brenda K. Clancy
         Secretary                                      President     Date:


         CORPORATE SEAL                                 TRANSAMERICA OCCIDENTAL
         Attest:                                        LIFE INSURANCE COMPANY

         /s/Craig D. Vermie                             /s/James M. Flewellen

         Craig D. Vermie                                James M. Flewellen
         Secretary                                      President Date: 6-27-08




         STATE OF IOWA     )
                                    ) ss
         COUNTY OF LINN    )

                  I, _____________, a Notary Public, do hereby certify that on__________, 2008, personally appeared before me Brenda K. Clancy, who being by me first duly sworn, declared that she is the President of Transamerica Life Insurance Company, that she signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)                         __________________________
                                                    Notary Public
                                                     My Commission Expires:

         STATE OF CALIFORNIA       )
                                   ) ss
         COUNTY OF LOS ANGELES     )


         I, /s/DORIS MOTHERSPAW, a Notary Public, do hereby certify that on JUNE 27, 2008, personally appeared before me James M. Flewellen, who being by me first duty sworn, declared that he is the President of Transamerica Occidental Life Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)                 /s/DORIS MOTHERSPAW
                                           Notary Public
                                My Commission Expires:  May 29, 2010

                                 PLAN OF MERGER
                                       OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               AN IOWA CORPORATION
                                      INTO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                               AN IOWA CORPORATION


         1. The name of the corporation to be merged is Transamerica Occidental Life Insurance Company ("TOLIC"), an Iowa corporation incorporated on June 30, 1906. The name of the corporation into which TOLIC will merge is Transamerica Life Insurance Company ("TLIC"), an Iowa corporation incorporated on April 14, 1961.

         2. TOLIC has Common Stock outstanding, par value of $12.50 each, all of which are owned by Transamerica International Holdings, Inc. ("TIHI"), and Voting Preferred Stock outstanding, par value of $12.50 each, all of which are owned by Transamerica Corporation. TLIC has Common Stock outstanding par value of $10.00 each, all of which owned by AEGON USA, LLC. TLIC, TOLIC, TIHI, Transamerica Corporation and AEGON USA, LLC are affiliated corporations within the same insurance holding company system.

         3. The name of the surviving corporation shall be "Transamerica Life Insurance Company". The Articles of Incorporation of TLIC shall continue as the Articles of Incorporation of the surviving corporation. The Bylaws of TLC shall continue as the Bylaws of the surviving corporation.

         4. The officers and board of directors of TLIC shall continue in office until their successors are duly elected and qualified under the provisions of the Bylaws of TLIC.

         5. This merger of TOLIC with and into TLIC is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986.

                  TOLIC stock shall be deemed cancelled by operation of law. Therefore, in exchange for its agreement to merge TOLIC into TLIC, TIHI shall receive TLIC Common Stock equal in value to the fair market value of the TOLIC Common Stock that is deemed cancelled and Transamerica Corporation shall receive Series B Preferred Stock from TLIC equal in value to the fair market value of the TOLIC Voting Preferred Stock that is deemed cancelled.

     6. The merger shall become effective on October 1, 2008, or such later date when the necessary regulatory approvals have been obtained, including the approval of the Iowa Insurance Division.

         CORPORATE SEAL                       TRANSAMERICA LIFE
         Attest:                              INSURANCE COMPANY


         /s/Craig D. Vermie                   /s/Brenda K. Clancy

         Craig D. Vermie                        Brenda K. Clancy
         Secretary                              President   Date: 7-2-08


         CORPORATE SEAL                       TRANSAMERICA OCCIDENTAL
         Attest:                              LIFE INSURANCE COMPANY

         Craig D. Vermie                       James M. Flewellen
         Secretary                             President      Date:




         STATE OF IOWA     )
                           ) ss
         COUNTY OF LINN    )

                  I, /s/LUANN ROBY, a Notary Public, do hereby certify that on July 2, 2008, personally appeared before me Brenda K. Clancy, who being by me first duly sworn, declared that she is the President of Transamerica Life Insurance Company, that she signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)                     /s/ LUANN ROBY
                                             ----------------------
                                             Notary Public
                                             My Commission Expires:  4-8-2010

         STATE OF CALIFORNIA        )
                                    ) ss
         COUNTY OF LOS ANGELES      )


         I, _______________, a Notary Public, do hereby certify that on ____________, 2008, personally appeared before me James M. Flewellen, who being by me first duty sworn, declared that he is the President of Transamerica Occidental Life Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

          CORPORATE SEAL                       TRANSAMERICA LIFE
         Attest:                               INSURANCE COMPANY

         Craig D. Vermie                       Brenda K. Clancy
         Secretary                             President      Date:


         CORPORATE SEAL                        TRANSAMERICA OCCIDENTAL
         Attest:                               LIFE INSURANCE COMPANY

         /s/Craig D. Vermie                    /s/James M. Flewellen

         Craig D. Vermie                        James M. Flewellen
         Secretary                              President      Date: 6-27-08




         STATE OF IOWA     )
                                    ) ss
         COUNTY OF LINN    )

                  I, _____________, a Notary Public, do hereby certify that on__________, 2008, personally appeared before me Brenda K. Clancy, who being by me first duly sworn, declared that she is the President of Transamerica Life Insurance Company, that she signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)                     __________________________
                                                     Notary Public
                                                     My Commission Expires:

         STATE OF CALIFORNIA        )
                                    ) ss
         COUNTY OF LOS ANGELES      )


         I, /s/DORIS MOTHERSPAW, a Notary Public, do hereby certify that on JUNE 27, 2008, personally appeared before me James M. Flewellen, who being by me first duty sworn, declared that he is the President of Transamerica Occidental Life Insurance Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

         (Notarial Seal)               /s/DORIS MOTHERSPAW
                                          Notary Public
                              My Commission Expires:  May 29, 2010

                       COMMISSION CERTIFICATE OF APPROVAL

Pursuant to the relevant provisions of the Iowa Code, the undersigned approve the Articles of Merger of Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company (effective October 1, 2008).



SUSAN E. VOSS                                        THOMAS E. MILLER
Iowa Insurance Commissioner                          Iowa Attorney General


/s/JAMES N. ARMSTRONG                                /s/JEANIE KUNKLE VAUDT
JAMES N. ARMSTRONG                                   JEANIE KUNKLE VAUDT
Deputy Insurance Commissioner                        Assistant Attorney General


Date: 7-8-08                                                   Date:  7-8-08

STATE OF IOWA
Secretary of State Office
I hereby certify that this is a true and complete document(s) to which the seal is affixed as filed in this office beginning 9 day of July, 2008 to and including he date below.

                                    DATED:  July 11, 2008

                                            /s/MICHAEL A. MAURO

                                               Michael A. Mauro
                                               Secretary of State